SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2000
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                                 EBANK.COM, INC.

                            (Exact Name of Registrant

                          as Specified in its Charter)




 Georgia                       333-41545                          58-2349097
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(State or Other               (Commission                    (I.R.S. Employer
Jurisdiction of               File Number)                  Identification No.)
Incorporation)




2410 Paces Ferry Road, Atlanta, Georgia                               30339
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(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (770) 863-9229
                                                           --------------




                                 Not Applicable
                        ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         Our annual shareholders meeting will be held on October 16, 2000. On September 25, 2000, we began the distribution to shareholders of our proxy statement and 1999 Annual Report for the annual meeting. As we have previously announced, we restructured management and revised our business strategy earlier in 2000. Because we are holding our 2000 annual meeting after these changes, we included a discussion of interim operations in the annual report.

         A copy of the 1999 Annual Report is filed as an exhibit to this Form
8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS.

99.1.    1999 Annual Report.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EBANK.COM, INC.

                                              By: /s/ James L. Box
                                                  ------------------------------
                                                  James L. Box
                                                  Chief Executive Officer

Dated:  September 27, 2000


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                                  EXHIBIT INDEX

Exhibit
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99.1                   1999 Annual Report.